FOUR CORNERS PROPERTY TRUST N Y S E : F C P T SUPPLEMENTAL FINANCIAL & OPERATING INFORMATION | Q2 2019 www.fcpt.com 1 | FCPT | Q2 2019

CAUTIONARY NOTE REGARDING FORWARD - LOOKING STATEMENTS This press release contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements that are not historical statements of fact and those regarding the Company’s intent, belief or expectations, including, but not limited to, statements regarding: operating and financial performance; and expectations regarding the making of distributions and the payment of dividends. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. Forward-looking statements speak only as of the date on which such statements are made and, except in the normal course of the Company’s public disclosure obligations, the Company expressly disclaims any obligation to publicly release any updates or revisions to any forward-looking statements to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any statement is based. Forward-looking statements are based on management’s current expectations and beliefs and the Company can give no assurance that its expectations or the events described will occur as described. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For a further discussion of these and other factors that could cause the Company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the Company’s most recent annual report on Form 10-K, and other risks described in documents subsequently filed by the Company from time to time with the Securities and Exchange Commission. 2 | FCPT | Q2 2019

TABLE OF CONTENTS Financial Summary Page Consolidating Balance Sheet 4 Consolidated Income Statement 5 FFO and AFFO Reconciliation 6 Net Asset Value Components 7 Capitalization and Key Credit Metrics 8 Debt Summary 9 Debt Covenants 10 Real Estate Portfolio Summary Property Locations by Brand 11 Brand Diversification 12 Geographic Diversification 13 Lease Maturity Schedule 14 Exhibits Glossary and Non-GAAP Definitions 15 Reconciliation of Net Income to Adjusted EBITDAre 16 3 | FCPT | Q2 2019

CONSOLIDATING BALANCE SHEET


Olive Garden
chili's
KFC

($000s, except shares and per share data) Unaudited	As of 6/30/2019 Real Estate Operations	Restaurant Operations	Elimination	Consolidated FCPT	As of 12/31/2018 Consolidated FCPT
ASSETS					
Real estate investments:					
Land	$ 599,986	$ 3,061	$ -	$ 603,047	$ 569,057
Buildings, equipment and improvements	1,244,684	11,769	-	1,256,453	1,236,224
Total real estate investments	1,844,670	14,830	-	1,859,500	1,805,281
Less: accumulated depreciation	(618,940)	(5,115)	-	(624,055)	(614,584)
Real estate investments, net	1,225,730	9,715	-	1,235,445	1,190,697
Intangible real estate assets, net	26,253	-	-	26,253	18,998
Total real estate investments and intangible real estate assets, net	1,251,983	9,715		1,261,698	1,209,695
Cash and cash equivalents	38,057	1,232	-	39,289	92,041
Straight-line rent adjustment	34,736	-	-	34,736	30,141
Other assets	2,489	6,207	-	8,696	11,221
Derivative assets	552	-	-	-	-
Investment in subsidiary	9,875	-	(9,875)	-	-
Intercompany receivable	334	-	(334)	-	-
Total Assets	$ 1,338,026	$ 17,154	$ (10,209)	$ 1,344,971	$ 1,343,098
LIABILITIES AND EQUITY					
Liabilities:					
Term loan ($400,000, net of deferred financing costs)	$ 394,145	$ -	$ -	$ 394,145	$ 393,279
Revolving facility ($250,000 available capacity)	-	-	-	-	-
Unsecured notes ($225,000, net of deferred financing costs)	222,771	-	-	222,771	222,613
Rent received in advance	8,752	-	-	8,752	1,609
Derivative liabilities	4,718	-	-	-	-
Dividends payable	19,641	-	-	19,641	19,580
Other liabilities	4,514	7,759	-	12,273	7,053
Intercompany payable	-	334	(334)	-	-
Total liabilities	$ 654,541	$ 8,093	$ (334)	$ 662,300	$ 644,134
Equity:					
Preferred stock	$ -	$ -	$ -	$ -	$ -
Common stock	7	-	-	7	7
Additional paid-in capital	638,988	9,875	(9,875)	638,988	639,116
Accumulated other comprehensive (loss) income	(4,149)	-	-	(4,149)	5,956
Noncontrolling interest	5,703	-	-	5,703	7,867
Retained earnings	42,936	(814)	-	42,122	46,018
Total equity	$ 683,485	$ 9,061	$ (9,875)	$ 682,671	$ 698,964
Total Liabilities and Equity	$ 1,338,026	$ 17,154	$ (10,209)	$ 1,344,971	$ 1,343,098

4 | FCPT | Q2 2019

FCPT

CONSOLIDATED INCOME STATEMENT ($000s, except shares and per share data) Three Months Ended June 30, Six Months Ended June 30, Unaudited 2019 2018 2019 2018 Revenues: Rental revenue $ 34,415 $ 29,596 $ 68,623 $ 59,186 Restaurant revenue 5,153 5,079 10,546 10,293 Total revenues 39,568 34,675 79,169 69,479 Operating expenses: General and administrative 3,431 3,109 7,377 6,692 Depreciation and amortization 6,518 5,225 12,879 10,569 Property expenses 417 95 725 181 Restaurant expenses 4,954 4,786 9,937 9,656 Total operating expenses 15,320 13,215 30,918 27,098 Interest expense (6,557) (4,877) (13,304) (9,733) Other income 306 231 719 588 Realized gain on sale, net - 10,879 - 10,879 Income tax expense (61) (66) (129) (125) Net income 17,936 27,627 35,537 43,990 Net income attributable to noncontrolling interest (68) (182) (166) (291) Net Income Attributable to Common Shareholders $ 17,868 $ 27,445 $ 35,371 $ 43,699 Basic net income per share $ 0.26 $ 0.44 $ 0.52 $ 0.71 Diluted net income per share $ 0.26 $ 0.44 $ 0.52 $ 0.71 Regular dividends declared per share $ 0.2875 $ 0.2750 $ 0.5750 $ 0.5500 Weighted-average shares outstanding: Basic 68,302,395 61,751,530 68,252,947 61,511,183 Diluted 68,501,181 61,911,699 68,475,778 61,661,560 5 | FCPT | Q2 2019

FFO & AFFO RECONCILIATION ($000s, except shares and per share data) Three Months Ended June 30, Six Months Ended June 30, Unaudited 2019 2018 2019 2018 Net income $ 17,936 $ 27,627 $ 35,537 $ 43,990 Real estate depreciation and amortization 6,501 5,209 12,845 10,540 Realized gain on sale of real estate - (10,879) - (10,879) Realized gain on exchange of real estate(1) - - - (228) FFO (as defined by NAREIT) $ 24,437 $ 21,957 $ 48,382 $ 43,423 Straight-line rent (2,234) (2,280) (4,593) (4,563) Stock-based compensation 776 924 1,989 2,107 Non-cash amortization of deferred financing costs 514 455 1,027 910 Other non-cash interest income (1) (1) (5) (6) Non-real estate investment depreciation 17 16 34 29 Amortization of above and below market leases, net 12 15 24 31 Adjusted Funds From Operations (AFFO) $ 23,521 $ 21,086 $ 46,858 $ 41,931 Fully diluted shares outstanding(2) 68,795,687 62,321,019 68,797,156 62,070,880 FFO per diluted share $ 0.36 $ 0.35 $ 0.70 $ 0.70 AFFO per diluted share $ 0.34 $ 0.34 $ 0.68 $ 0.68 ___________________________ (1) Non-cash gain recognized for GAAP purposes on the transfer of nonfinancial assets related to an excess land parcel exchange. (2) Assumes the issuance of common shares for OP units held by non-controlling interests. 6 | FCPT | Q2 2019

NET ASSET VALUE COMPONENTS



Olive Garden
chili's
KFC

Real Estate Portfolio as of 6/30/2019	Purchase Price ($000s)	Number of Properties	Total Square Feet (000s)	Avg. Rent Per Square Foot ($)	Tenant EBITDAR Coverage(1)	Lease Term Remaining (Yrs)(2)	Annual Cash Base Rent ($000s)(3)	% Total Cash Base Rent(3)
Olive Garden	-	301	2,568	28	5.4x	11.2	72,762	56.1%
LongHorn Steakhouse	-	106	590	34	4.6x	10.2	19,822	15.2%
Other Brands - Non-Darden	-	222	1,034	32	3.1x	14.2	33,052	25.4%
Other Brands - Darden	-	13	120	34	3.9x	9.4	4,107	3.3%
Total Owned Portfolio	-	642	4,312	30	4.8x	11.8	129,744	100.0%
Q2'19 Transaction Activity(4)								
Properties acquired	43,012	21	110	25	3.8x	12.3	2,815	2.2%
No sales in Q2 2019								

Tangible Assets	Book Value ($000s)
Cash, cash equivalents, and restricted cash	$ 39,289
Other tangible assets	2,695
Total Tangible Assets	$ 41,984

Debt	Face Value ($000s)
Term loan	$ 400,000
June 2024 note	50,000
December 2026 note	50,000
June 2027 note	75,000
December 2028 note	50,000
Revolving credit facility	-
Total Debt	$ 625,000

Tangible Liabilities	Book Value ($000s)
Dividends payable	$ 19,641
Rent received in advance, accrued interest, and other accrued expenses	13,883
Total Tangible Liabilities	$ 33,524

Shares Outstanding	
Common stock (shares outstanding as of 6/30/2019)	68,418,243
Operating partnership units (OP units outstanding as of 6/30/2019)	289,392
Total Common Stock and OP Units Outstanding	68,707,635

(1) See glossary on page 15 for tenant EBITDAR and EBITDAR coverage definitions; 94% of portfolio ABR reporting.
(2) Lease term weighted by cash base rent.
(3) Current scheduled minimum contractual rent as of 6/30/2019.
(4) *FCPT acquired 21 properties in Q2 2019 (6 Red Lobster, 4 Arby's, and 1 of each – Burger King, Carl's Jr., Carrabba's, Chick-Fil-A, Hardee's, IHOP, Longhorn Steakhouse, Olive Garden, Panera, Texas Roadhouse, and Wendy's); FCPT had no dispositions in the quarter.*

7 | FCPT | Q2 2019

FCPT

CAPITALIZATION & KEY CREDIT METRICS % of Market Current Capitalization ($000s, except per share data) Capitalization Equity: Share price (6/30/2019) $ 27.33 Shares and OP units outstanding (6/30/2019) 68,707,635 Equity Value $ 1,877,780 75.0% Debt: Term loan $ 400,000 16.0% Revolving credit facility - 0.0% Unsecured notes 225,000 9.0% Total Debt $ 625,000 25.0% Total Market Capitalization $ 2,502,780 100.0% Less: cash after dividends payable (19,648) Implied Enterprise Value $ 2,483,132 Dividend Data (fully diluted) Q2 2019 YTD 2019 Common dividend per share $0.2875 $0.5750 AFFO per share $0.34 $0.68 AFFO payout ratio 84.6% 84.6% Credit Metrics Net Debt(1) Adjusted EBITDAre (2) Ratio Net debt to Adjusted EBITDAre $ 605,352 $ 124,422 4.9x ___________________________ (1) Principal debt amount less cash and cash equivalents net of dividends payable. (2) Current quarter annualized. See glossary on page 15 for definitions of EBITDAre and Adjusted EBITDAre and page 16 for reconciliation to net income. 8 | FCPT | Q2 2019

DEBT SUMMARY


Olive Garden

chili's

KFC


Debt Type	Maturity Date	Balance as of June 30, 2019 ($000s)		% of Debt	Cash Interest Rate as of June 30, 2019[(4)]	Weighted Average Maturity (Yrs.)
Credit Facility[(1)]						
Revolving facility	Nov-21	$	-	0.0%	0.0%	2.4
Term loan	Nov-22		150,000	24.0%	3.22%	3.4
Term loan	Nov-23		150,000	24.0%	3.12%	4.4
Term loan	Mar-24		100,000	16.0%	3.12%	4.7
	Principal Amount	$	400,000			
Unsecured Notes[(2)]						
June 2017	Jun-24	$	50,000	8.0%	4.68%	4.9
June 2017	Jun-27		75,000	12.0%	4.93%	7.9
December 2018	Dec-26		50,000	8.0%	4.63%	7.5
December 2018	Dec-28		50,000	8.0%	4.76%	9.5
	Principal Amount	$	225,000			
Mortgages Payable[(3)]						
None			-	-	-	-
Total/Weighted Average		$	625,000	100.0%	3.7%	5.3
Unamortized Deferred Financing Costs						
Credit facility		$	(5,855)			
Unsecured notes			(2,229)			
Debt Carrying Value (GAAP)		$	616,916			
Fixed rate		$	525,000	84.0%		
Variable rate		$	100,000	16.0%		
Credit Rating (Fitch): BBB-						

(1) Borrowings under the term loan accrue interest at an average rate of LIBOR plus 1.29%. FCPT has entered into interest rate swaps that fix 75% of the term loan's rate exposure through November 2022, 63% through November 2023, and 38% through March 2024. The all-in cash interest rate on the 75% of the term loan that is fixed is approximately 3.0%, 3.0%, 3.4%, and 3.4% for 2019, 2020, 2021, and 2022, respectively. A LIBOR rate of 2.40% as of 6/30/2019 is used for the 25% of term loans that are not hedged.
(2) These notes are senior unsecured fixed rate obligations of the Company.
(3) As of 6/30/2019, FCPT had no mortgage debt and 100% of FCPT properties were unencumbered.
(4) Excludes amortization of deferred financing costs on the credit facility and unsecured notes.

9 | FCPT | Q2 2019

FCPT

DEBT COVENANTS As of June 30, 2019 The following is a summary of the key financial covenants for our unsecured credit facility. These calculations are not based on U.S. GAAP measurements and are presented to demonstrate compliance with current credit covenants. Covenants Requirement Q2 2019 Limitation on incurrence of total debt ≤ 60% of consolidated capitalization value 30.4% Limitation on incurrence of secured debt ≤ 40% of consolidated capitalization value 0.0% Fixed charge coverage ratio ≥ 1.50x 5.1x Limitation on unencumbered leverage ≤ 60% 31.0% Unencumbered interest coverage ratio ≥ 1.75x 5.7x 10 | FCPT | Q2 2019

PROPERTY LOCATIONS BY BRAND Lease Count: 643 Leases (2) 40 Brands ___________________________ Figures as of 6/30/2019 (1) Other includes two leases for the following brands: Chick-fil-A, IHOP, Outback Steakhouse, Popeyes, Seasons 52, and one lease for the following brands: Applebee’s, Carl’s Jr., Carrabba’s, Cheddar’s, Del Taco, Denny’s, Eddie V’s, Fazoli’s, Mod Pizza, Noodles & Company, Panda Express, Rally’s Hamburgers, Sonic, and Zaxby’s. (2) FCPT owns 642 properties as of 6/30/2019 with 643 leases (includes two dual tenant properties and one vacancy). 11 | FCPT | Q2 2019

BRAND DIVERSIFICATION



FCPT Portfolio Brands

Rank	Brand Name	Number	Square Feet (000s)	% of ABR[1]
1	Olive Garden	301	2,568	56.1%
2	Longhorn Steakhouse	106	590	15.3%
3	Chili's	53	293	8.2%
4	Red Lobster	20	149	3.5%
5	Burger King	22	70	2.4%
6	Bahama Breeze	9	84	2.2%
7	Bob Evans	16	88	2.0%
8	Buffalo Wild Wings	13	83	1.8%
9	KFC	20	57	1.3%
10	Arby's	12	37	1.0%
11	Taco Bell	8	20	0.6%
12	Seasons 52	2	18	0.6%
13	McAlister's Deli	4	15	0.5%
14	Hardee's	5	16	0.4%
15	BJ's Restaurant	3	24	0.4%
16	Wendy's	5	17	0.4%
17	Pizza Hut	6	15	0.3%
18	Starbucks	4	8	0.3%
19	Eddie V's	1	9	0.2%
20	Panera	3	17	0.2%
21	Outback	2	12	0.2%
22	Steak N' Shake	3	11	0.2%
23	McDonald's	3	14	0.2%
24	Texas Roadhouse	3	21	0.2%
25	Popeyes	2	6	0.2%
26-40	Other[2]	17	65	1.3%
	Total Lease Portfolio[3]	643	4,312	100%

FCPT total ABR[1]:
$129.7 million


56%
301 units
15%
106 units
8%
53 units
3% 13 units
18%
170 units

1. Represents current scheduled minimum contractual cash rent as of 6/30/2019, annualized cash base rent as defined in glossary.
2. Other includes 2 leases from Chick-fil-A and 1 lease from each of the following brands, in order of rent percentage: Carrabba's, Zaxby's, IHOP, Cheddar's, Denny's, Panda Express, Mod Pizza, Applebee's, Noodles & Company, Del Taco, Sonic, Rally's Hamburgers, Carl's Jr., and Fazoli's.
3. Represents total lease count, excludes one vacant property.

12 | FCPT | Q2 2019

FCPT

GEOGRAPHIC DIVERSIFICATION



Olive Garden
chili's
KFC
BURGER KING



WA
OR
ID
MT
WY
ND
SD
NE
MN
IA
WI
MI
NV
UT
CO
KS
MO
IL
IN
OH
PA
NY
ME
VT
NH
MA
CT
RI
NJ
MD
DE
WV
VA
KY
CA
AZ
NM
OK
AR
TN
NC
SC
MS
AL
GA
TX
LA
FL
% ABR(1)
≥10.0%
5.0%–10.0%
3.0%–5.0%
2.0%–3.0%
1.0 %–2.0%
<1.0%
No Properties

State	% ABR	Properties												
TX	12.1%	65	IL	3.2%	25	SC	2.1%	13	AZ	11	1.8%	KS	1.0%	5
FL	11.2%	60	PA	3.1%	17	CO	2.0%	18	MN	9	1.7%	Other	7.7%	45
OH	7.1%	47	CA	3.0%	14	NY	2.0%	11	NV	8	1.7%			
GA	6.9%	45	NC	2.7%	18	IA	1.9%	17	OK	10	1.6%			
MI	4.3%	35	VA	2.3%	17	WI	1.9%	16	LA	8	1.3%			
TN	3.7%	27	MS	2.3%	16	AL	1.8%	14	WV	6	1.1%			
IN	3.5%	33	MD	2.2%	14	KY	1.8%	11	AR	7	1.1%			

(1) Annualized cash base rent. See glossary on page 15 for detailed definition of ABR.

13 | FCPT | Q2 2019

FCPT

LEASE MATURITY SCHEDULE Lease Maturity Schedule (% Annualized Cash Base Rent(1)) 15.7% 99.9% occupied(2) as of 6/30/2019 13.9% 13.4% 11.9% 11.5% 11.2% Weighted average lease term of 11.8 years 8.0% Less than 3.6% of rental income matures prior to 2027 3.0% 3.1% 3.3% 0.7% 0.7% 0.7% 0.5% 0.6% 0.3% 0.2% 0.5% 0.5% 0.0% 0.2% 0.1% 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 ___________________ Note: Excludes renewal options. All data as of 6/30/2019. 1. Annualized cash base rent is calculated using the scheduled minimum contractual rent. 2. Occupancy based on portfolio square footage. 14 | FCPT | Q2 2019

GLOSSARY AND NON-GAAP DEFINITIONS


Olive Garden

chili's

KFC

BURGER KING

Non-GAAP Definitions and Cautionary Note Regarding Forward-Looking Statements:

This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs and therefore may not be comparable. The non-GAAP measures should not be considered an alternative to net income as an indicator of our performance and should be considered only a supplement to net income, and to cash flows from operating, investing or financing activities as a measure of profitability and/or liquidity, computed in accordance with GAAP.

ABR refers to Annual Cash Base Rent as of 6/30/2019 and represents monthly contractual cash rent, excluding percentage rents, from properties owned fee-simple or ground leased, recognized during the final month of the reporting period, adjusted to exclude amounts received from properties sold during that period and adjusted to include a full month of contractual rent for properties acquired during that period.

EBITDA represents earnings (GAAP net income) plus interest expense, income tax expense, depreciation and amortization.

EBITDAre is a non-GAAP measure computed in accordance with the definition adopted by the National Association of Real Estate Investment Trusts ("NAREIT") as EBITDA (as defined above) excluding gains (or losses) on the disposition of depreciable real estate and real estate impairment losses.

Adjusted EBITDAre is computed as EBITDAre (as defined above) excluding transaction costs incurred in connection with the acquisition of real estate investments and gains or losses on the extinguishment of debt.

We believe that presenting supplemental reporting measures, or non-GAAP measures, such as EBITDA, EBITDAre and Adjusted EBITDAre, is useful to investors and analysts because it provides important information concerning our on-going operating performance exclusive of certain non-cash and other costs. These non-GAAP measures have limitations as they do not include all items of income and expense that affect operations. Accordingly, they should not be considered alternatives to GAAP net income as a performance measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Our presentation of such non-GAAP measures may not be comparable to similarly titled measures employed by other REITs.

Tenant EBITDAR is calculated as EBITDA plus rental expense. EBITDAR is derived from the most recent data provided by tenants that disclose this information, representing approximately 94% of our ABR. For Darden, EBITDAR is updated twice annually by multiplying the most recent individual property level sales information (reported by Darden twice annually to FCPT) by the brand average EBITDA margin reported by Darden in its most recent comparable period, and then adding back property level rent. FCPT does not independently verify financial information provided by its tenants.

Tenant EBITDAR coverage is calculated by dividing our reporting tenants' most recently reported EBITDAR by annual in-place cash base rent.

Funds From Operations ("FFO") is a supplemental measure of our performance which should be considered along with, but not as an alternative to, net income and cash provided by operating activities as a measure of operating performance and liquidity. We calculate FFO in accordance with the standards established by NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property and undepreciated land and impairment write-downs of depreciable real estate, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. We also omit the tax impact of non-FFO producing activities from FFO determined in accordance with the NAREIT definition.

Our management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We offer this measure because we recognize that FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. FFO is a non-GAAP measure and should not be considered a measure of liquidity including our ability to pay dividends or make distributions. In addition, our calculations of FFO are not necessarily comparable to FFO as calculated by other REITs that do not use the same definition or implementation guidelines or interpret the standards differently from us. Investors in our securities should not rely on these measures as a substitute for any GAAP measure, including net income.

Adjusted Funds From Operations "AFFO" is a non-GAAP measure that is used as a supplemental operating measure specifically for comparing year over year ability to fund dividend distribution from operating activities. AFFO is used by us as a basis to address our ability to fund our dividend payments. We calculate adjusted funds from operations by adding to or subtracting from FFO:

1. Transaction costs incurred in connection with the acquisition of real estate investments
2. Stock-based compensation expense
3. Amortization of deferred financing costs
4. Other non-cash interest expense
5. Non-real estate depreciation
6. Merger, restructuring and other related costs
7. Impairment charges on non-real estate assets
8. Amortization of capitalized leasing costs
9. Straight-line rent revenue adjustment
10. Amortization of above and below market leases
11. Debt extinguishment gains and losses
12. Recurring capital expenditures and tenant improvements

AFFO is not intended to represent cash flow from operations for the period, and is only intended to provide an additional measure of performance by adjusting the effect of certain items noted above included in FFO. AFFO is a widely-reported measure by other REITs; however, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not be comparable to other REITs.

15 | FCPT | Q2 2019

FCPT

RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA RE ($000s, except shares and per share data) Three Months Ended June 30, Six Months Ended June 30, Unaudited 2019 2018 2019 2018 Net Income $ 17,936 $ 27,627 $ 35,537 $ 43,990 Adjustments: Interest expense 6,557 4,877 13,304 9,733 Income tax expense 61 66 129 125 Depreciation and amortization 6,518 5,225 12,879 10,569 EBITDA(1) 31,072 37,795 61,849 64,417 Adjustments: Gain on dispositions and exchange of real estate - (10,879) - (11,107) Provision for impairment of real estate - - - - EBITDAre (1) 31,072 26,916 61,849 53,310 Adjustments: Real estate transaction costs 34 - 43 - Gain or loss on extinguishment of debt - - - - Adjusted EBITDAre (1) 31,106 26,916 61,892 53,310 Annualized Adjusted EBITDAre $ 124,422 $ 107,664 $ 123,783 $ 106,620 ___________________________ (1) See glossary on page 15 for non-GAAP definitions. 16 | FCPT | Q2 2019

FOUR CORNERS PROPERTY TRUST N Y S E : F C P T SUPPLEMENTAL FINANCIAL & OPERATING INFORMATION | Q2 2019 www.fcpt.com 17 | FCPT | Q2 2019